Exhibit 99.1

eHealth, Inc. Announces First Quarter 2007 Results

First Quarter Highlights

•	Revenue of $19.5 million, up 50% year-over-year

•	Growth in approved members of 50% year-over-year

•	Growth in estimated membership of 45% year-over-year

•	Pre-tax income of $3.9 million, up 243% year-over-year

•	Net income of $2.3 million, or $0.09 per share on a diluted basis

•	Cash flow from operations of $3.4 million, up 571% year-over-year

MOUNTAIN VIEW, Calif.—May 3, 2007— eHealth, Inc. (NASDAQ: EHTH), the leading online source of health insurance for individuals, families and small businesses, today announced its financial results for the first quarter ended March 31, 2007.

“The first quarter of 2007 was successful for eHealth in many ways. We delivered strong financial performance, including accelerating growth in revenue and membership. Additionally, this was a quarter where we made significant progress in several strategic areas that we believe will favorably impact the remainder of 2007 and beyond.” said Gary Lauer, chief executive officer of eHealth.

First Quarter Results

Revenue—For the first quarter ended March 31, 2007, revenue totaled $19.5 million, compared to revenue of $13.0 million for the first quarter of 2006. This represents a growth rate of 50% compared to a growth rate of 49% for the fourth quarter of 2006 over the fourth quarter of 2005.

Membership—New demand, as measured by the number of members approved during a quarter, was significant this quarter, growing 50% over members approved during the first quarter of 2006. This represents an increase over the approved member growth rate for the fourth quarter of 2006, when approved members grew 43% over members approved during the fourth quarter of 2005. Estimated membership at March 31, 2007 grew 45% over estimated membership at March 31, 2006, an increase over the 42% membership growth rate experienced from December 31, 2005 to December 31, 2006.

Operating Income—Operating income increased to $2.7 million for the first quarter of 2007, compared to operating income of $1.0 million for the first quarter of 2006. Operating margins were 14% in the first quarter of 2007, up from 8% in the first quarter of 2006. Non-GAAP operating income increased to $3.0 million for the first quarter of 2007, compared to non-GAAP operating income of $1.1 million for the first quarter of 2006. Non-GAAP operating margins were 15% in the first quarter of 2007, up from 8% in the first quarter of 2006. Non-GAAP operating income and margins excludes $41,000 and $272,000 of stock-based compensation expense in the first quarters of 2006 and 2007, respectively.

Pre-tax Income—Pre-tax income for the first quarter of 2007 was $3.9 million, a 243% increase compared to pre-tax income of $1.1 million for the first quarter of 2006. The provision for income taxes for the first quarter of 2007 was $1.6 million, representing an effective tax rate of 41%, compared to the provision for income taxes in the first quarter of 2006 of $23,000, representing an effective tax rate of 2%.

Net Income—Net income for the first quarter of 2007 was $2.3 million, or $0.09 per share on a diluted basis, compared to net income of $1.1 million, or $0.06 per diluted share, for the first quarter of 2006. Non-GAAP net income for the first quarter of 2007 was $2.5 million, or $0.10 per share on a diluted basis, compared to non-GAAP net income of $1.1 million, or $0.06 per diluted share, for the first quarter of 2006. Non-GAAP net income excludes $40,000 and $251,000 of stock-based compensation expense, net of income tax effect, in the first quarters of 2006 and 2007, respectively.

Cash Flow—During the first quarter of 2007, cash flow from operations increased to $3.4 million, compared to $0.5 million in the first quarter of 2006. Cash and cash equivalents as of March 31, 2007 was $93.5 million, compared to $90.3 million as of December 31, 2006.

Webcast and Conference Call Information

A Webcast and conference call will be held today, Thursday, May 3, 2007 at 5:00 p.m. EDT / 2:00 p.m. PDT. The Webcast will be available live on the Investor Relations section on our website at http://ir.ehealthinsurance.com. Individuals interested in listening to the conference call may do so by dialing 866-356-3377 for domestic callers and 617-597-5392 for international callers. The participant passcode is 95588059. A telephone replay will be available two hours following the conclusion of the call for a period of 30 days and can be accessed by dialing 888- 286-8010 for domestic callers and 617-801-6888 for international callers. The call ID for the replay is 66477709. The archived Webcast will also be available on our website.

About eHealth, Inc.

eHealth, Inc. is the parent company of eHealthInsurance, the leading online source of health insurance for individuals, families and small businesses. eHealthInsurance presents complex health insurance information in an objective, user-friendly format, enabling the research, analysis, comparison and purchase of health insurance products that best meet consumers’ needs. eHealth and eHealthInsurance are registered trademarks of eHealthInsurance Services, Inc.

eHealth, Inc. was founded in 1997 and its technology was responsible for the nation’s first Internet-based sale of a health insurance policy. eHealth is headquartered in Mountain View, California. Additional information can be found on eHealth’s website, www.ehealthinsurance.com.

Forward-Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These include statements regarding eHealth’s project area progress favorably impacting the remainder of 2007 and beyond. These forward-looking statements are inherently subject to various risks and uncertainties that could cause actual results to differ materially from the statements made, including risks associated with acceptance of the internet as a medium for the purchase of health insurance, eHealth’s ability to continue to increase its membership base and expand its relationships with health insurance carriers and marketing partners, retention of eHealth’s members, increased rates of member turnover, changes in eHealth’s relationships with insurance carriers, system failures or capacity constraints, dependence upon Internet search engines to attract consumers who visit eHealth’s website, the performance, reliability and availability of eHealth’s ecommerce platform and underlying network infrastructure, the effectiveness of eHealth’s marketing and public relations efforts, exposure to online commerce security risks, reliance on marketing partners for the sale of health insurance, competition, protection of intellectual property and intellectual property rights claims, regulatory penalties and negative publicity, compliance with insurance and other laws and regulations, and changes in laws and regulations. Other factors that could cause operating, financial and other results to differ are described in eHealth’s most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and available on the investor relations page of eHealth’s website at www.ehealthinsurance.com and on the Securities and Exchange Commission’s website at www.sec.gov. Other risks may be detailed from time to time in reports to be filed with the Securities and Exchange Commission. eHealth does not undertake any obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations.

Non-GAAP Financial Information

This press release includes financial measures that are not in accordance with generally accepted accounting principles in the United States (“GAAP”), including non-GAAP operating income, non-GAAP operating margins, non-GAAP net income and non-GAAP diluted earnings per share, to supplement the consolidated financial statements, which are presented in accordance with GAAP. These non-GAAP measures are not in accordance with, or an alternative for, U.S. GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. eHealth believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with eHealth’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate eHealth’s results of operations in conjunction with the corresponding GAAP measures.

For internal budgeting and resource allocation, eHealth’s management uses non-GAAP financial information that excludes the effect of expensing stock-based compensation related to stock options, restricted stock and restricted stock units in accordance with SFAS 123R beginning in 2006, in addition to the amortization of deferred stock-based compensation expense in accordance with APB 25 for grants made prior to 2006. eHealth’s management uses these non-GAAP financial measures in making operating decisions because it believes the measures provide meaningful supplemental information regarding eHealth’s operational performance and useful insight into how its business should be managed. Management also uses these non-GAAP financial measures to facilitate internal comparisons to historical operating results.

The accompanying tables provide more details on the GAAP financial measures that are most directly comparable to the non-GAAP financial measures and the related reconciliations between these financial measures.

Investor Relations Contact:

Trisha Dill

Ashton Partners

1-415-869-5757

tdill@ashtonpartners.com

www.ashtonpartners.com

Media Contact:

Robert Hurley

Vice President, Strategic Initiatives

1-916-608-6101

robert.hurley@ehealth.com

www.ehealthinsurance.com

(Tables to Follow)

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EHEALTH, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 31, 2006	March 31, 2007
	(1)	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$90,316	$93,511
Short-term investments	158	159
Accounts receivable	717	888
Deferred income taxes	2,257	1,806
Prepaid expenses and other current assets	1,926	2,276

Total current assets	95,374	98,640
Property and equipment, net	3,936	3,728
Deferred income taxes	5,165	4,123
Other assets	453	496

Total assets	$104,928	$106,987

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,440	$1,548
Accrued compensation and benefits	3,743	2,626
Accrued marketing expenses	1,647	2,133
Deferred revenue	62	201
Other current liabilities	1,979	1,732

Total current liabilities	8,871	8,240
Other non-current liabilities	317	345

Stockholders’ equity:
Common stock	22	22
Additional paid-in capital	159,576	159,909
Deferred stock-based compensation	(254)	(214)
Accumulated deficit	(63,655)	(61,378)
Accumulated other comprehensive income	51	63

Total stockholders’ equity	95,740	98,402

Total liabilities and stockholders’ equity	$104,928	$106,987

(1)	The condensed consolidated balance sheet at December 31, 2006 has been derived from the audited consolidated financial statements at that date.

EHEALTH, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts, unaudited)

	Three Months Ended March 31,
	2006	2007
Revenue:
Commission	$12,719	$18,374
Sponsorship, licensing and other	316	1,115

Total revenue	13,035	19,489
Operating costs and expenses:
Cost of revenue-sharing	204	417
Marketing and advertising (1)	4,860	6,930
Customer care and enrollment (1)	2,596	2,999
Technology and content (1)	2,256	2,995
General and administrative (1)	2,085	3,455

Total operating costs and expenses	12,001	16,796

Income from operations	1,034	2,693
Other income, net	91	1,167

Income before income taxes	1,125	3,860
Provision for income taxes	23	1,583

Net income	$1,102	$2,277

Net income per share:
Basic – common stock	$0.23	$0.10
Basic – Class A nonvoting common stock	$0.23	—
Diluted – common stock	$0.06	$0.09
Diluted – Class A nonvoting common stock	$0.06	—

Net income:
Allocated to common stock	$1,092	$2,277
Allocated to Class A nonvoting common stock	10	—

Net income	$1,102	$2,277

Weighted-average number of shares used in per share amounts:
Basic – common stock	4,820	21,739
Basic – Class A nonvoting common stock	44	—
Diluted – common stock	18,927	25,428
Diluted – Class A nonvoting common stock	44	—

(1)	Includes stock-based compensation as follows:

Marketing and advertising	$—	$30
Customer care and enrollment	4	19
Technology and content	30	134
General and administrative	7	89

Total	$41	$272

EHEALTH, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands, unaudited)

	Three Months Ended March 31,
	2006	2007
Operating activities
Net income	$1,102	$2,277
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income taxes	—	1,493
Depreciation and amortization	324	426
Stock-based compensation expense	41	272
Deferred rent	—	27
Changes in operating assets and liabilities:
Accounts receivable	(91)	(171)
Prepaid expenses and other current assets	(188)	(350)
Other assets	(1)	(43)
Accounts payable	(249)	108
Accrued compensation and benefits	(1,044)	(1,115)
Accrued marketing expenses	430	486
Deferred revenue	177	139
Other current liabilities	7	(142)

Net cash provided by operating activities	508	3,407

Investing activities
Purchases of property and equipment	(190)	(224)
Changes in restricted cash	—	(1)
Changes in restricted investments	(1)	—

Net cash used in investing activities	(191)	(225)

Financing activities
Net proceeds from exercise of common stock options	218	101
Costs incurred in connection with initial public offering	(596)	—
Principal payments in connection with capital leases	(2)	(104)

Net cash used in financing activities	(380)	(3)

Effect of exchange rate changes on cash and cash equivalents	4	16

Net increase (decrease) in cash and cash equivalents	(59)	3,195
Cash and cash equivalents at beginning of period	9,415	90,316

Cash and cash equivalents at end of period	$9,356	$93,511

EHEALTH, INC.

SUMMARY OF SELECTED METRICS

(Unaudited)

Metric	Three Months Ended March 31, 2006	Three Months Ended March 31, 2007
IFP submitted applications (1)	74,500	91,800

Source of IFP submitted applications (as a percentage of total IFP applications for the period):
Direct (2)	40%	40%
Marketing partners (3)	39%	31%
Online advertising (4)	21%	29%

Total	100%	100%

IFP approved members (5)	57,800	82,300
Total approved members (6)	79,600	119,600

Total revenue (7)	$13,035,000	$19,489,000
Total revenue per estimated member for the period (8)	$45	$47

Marketing and advertising expenses (9)	$4,860,000	$6,930,000
Acquisition cost per individual on IFP submitted applications (10)	$42	$49

	As of March 31, 2006	As of March 31, 2007
IFP estimated membership (11)	248,700	362,300
Total estimated membership (12)	305,300	443,200

(1)	Individual and Family Product (“IFP”) applications completed on eHealth’s website during the period.
(2)	Percentage of IFP submitted applications from applicants who came directly to the eHealth website through unpaid search engine results or otherwise.
(3)	Percentage of IFP submitted applications from applicants sourced through eHealth’s network of marketing partners.
(4)	Percentage of IFP submitted applications from applicants sourced through paid search, portals and related sites.
(5)	New IFP members reported to eHealth as approved during the period. Some members that are approved by a carrier do not accept the approval and therefore do not become paying members.
(6)	New members for all products reported to eHealth as approved during the period. Some members that are approved by a carrier do not accept the approval and therefore do not become paying members.
(7)	Total revenue recognized during the period (all sources) from the condensed consolidated statements of operations.
(8)	Calculated as total revenue recognized during the period (see note (7)) divided by average estimated membership for the period (calculated as beginning and ending estimated membership for all products for the period, divided by two).
(9)	Marketing and advertising expenses for the period from the condensed consolidated statements of operations.
(10)	Calculated as marketing and advertising expenses for the period (see note (9)) divided by the number of individuals on IFP applications completed on eHealth’s website during the period.
(11)	Estimated number of members active on IFP insurance policies as of the date indicated.
(12)	Estimated number of members active on all insurance policies as of the date indicated.

EHEALTH, INC.

GAAP TO NON-GAAP RECONCILIATION

FOR THE THREE MONTHS ENDED MARCH 31, 2007

(In thousands, except per share amounts, unaudited)

Statement of Operations Reconciliation

	Three Months Ended March 31, 2007
	GAAP Reported	Adjustments	Non-GAAP Results	Percent of Total Revenue
Revenue:
Commission	$18,374	$—	$18,374	94%
Sponsorship, licensing and other	1,115	—	1,115	6

Total revenue	19,489	—	19,489	100
Operating costs and expenses:
Cost of revenue-sharing	417	—	417	2
Marketing and advertising (1)	6,930	(30)	6,900	36
Customer care and enrollment (1)	2,999	(19)	2,980	15
Technology and content (1)	2,995	(134)	2,861	15
General and administrative (1)	3,455	(89)	3,366	17

Total operating costs and expenses	16,796	(272)	16,524	85

Income from operations	2,693	272	2,965	15
Other income, net	1,167	—	1,167	6

Income before income taxes	3,860	272	4,132	21
Provision for income taxes (2)	1,583	21	1,604	8

Net income	$2,277	$251	$2,528	13%

Net income per share:
Basic – common stock	$0.10	$0.02	$0.12
Diluted – common stock	$0.09	$0.01	$0.10

Weighted-average number of shares used in per share amounts:
Basic – common stock	21,739	21,739	21,739
Diluted – common stock	25,428	25,428	25,428

(1)	Non-GAAP results exclude the effect of expensing stock-based compensation related to stock options, restricted stock and restricted stock units in accordance with SFAS 123R beginning in 2006, in addition to the amortization of deferred stock-based compensation expense in accordance with APB 25 for grants made prior to 2006.
(2)	Non-GAAP results exclude the related income tax impact of the stock-based compensation expense listed in item (1) above.

EHEALTH, INC.

GAAP TO NON-GAAP RECONCILIATION

FOR THE THREE MONTHS ENDED MARCH 31, 2006

(In thousands, except per share amounts, unaudited)

Statement of Operations Reconciliation

	Three Months Ended March 31, 2006
	GAAP Reported	Adjustments	Non-GAAP Results	Percent of Total Revenue
Revenue:
Commission	$12,719	$—	$12,719	98%
Sponsorship, licensing and other	316	—	316	2

Total revenue	13,035	—	13,035	100
Operating costs and expenses:
Cost of revenue-sharing	204	—	204	2
Marketing and advertising	4,860	—	4,860	37
Customer care and enrollment (1)	2,596	(4)	2,592	20
Technology and content (1)	2,256	(30)	2,226	17
General and administrative (1)	2,085	(7)	2,078	16

Total operating costs and expenses	12,001	(41)	11,960	92

Income from operations	1,034	41	1,075	8
Other income, net	91	—	91	1

Income before income taxes	1,125	41	1,166	9
Provision for income taxes (2)	23	1	24	0

Net income	$1,102	$40	$1,142	9%

Net income per share:
Basic – common stock	$0.23	$—	$0.23
Basic – Class A nonvoting common stock	$0.23	$—	$0.23
Diluted – common stock	$0.06	$—	$0.06
Diluted – Class A nonvoting common stock	$0.06	$—	$0.06

Net income:
Allocated to common stock	$1,092	$40	$1,132
Allocated to Class A nonvoting common stock	10	—	10

Net income	$1,102	$40	$1,142

Weighted-average number of shares used in per share amounts:
Basic – common stock	4,820	4,820	4,820
Basic – Class A nonvoting common stock	44	44	44
Diluted – common stock	18,927	18,927	18,927
Diluted – Class A nonvoting common stock	44	44	44

(1)	Non-GAAP results exclude the effect of expensing stock-based compensation related to stock options, restricted stock and restricted stock units in accordance with SFAS 123R beginning in 2006, in addition to the amortization of deferred stock-based compensation expense in accordance with APB 25 for grants made prior to 2006.
(2)	Non-GAAP results exclude the related income tax impact of the stock-based compensation expense listed in item (1) above.